UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07326
Gabelli Investor Funds, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli ABC Fund
Annual Report — December 31, 2009

Mario J. Gabelli, CFA
Morningstar® rated The Gabelli ABC Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended December 31, 2009 among 369, 369,
303, and 152 Mid-Cap Blend funds, respectively.
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The Gabelli ABC Fund (the “Fund”) (Class AAA Shares) net asset value (“NAV”) per share rose 6.03% in 2009.
     The Fund invests a portion of its assets in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of capital.
     The portion of the Fund that invested in announced deal stocks had many successes. Fewer firms are participating in the strategy and credit has begun to ease, resulting in historically attractive spreads relative to short-term interest rates.
     Stocks rose sharply as we have emerged from recession and potential deal stocks in the portfolio were strong performers. Notably, PepsiAmericas Inc. was the object of a deal and Cadbury will possibly be bought by Kraft. In the past wave of takeovers, merger and acquisition activity was dominated by private equity. Today companies with cash rich balance sheets initiated the great majority of these deals seeking opportunities to add global growth and scale by taking advantage of competitors’ depressed valuations. We expect that these opportunities will continue to appear as companies look to strategic acquisitions to expand their businesses.
     Holdings that contributed positively to performance in 2009 were Sun Microsystems Inc. (3.6% of net assets as of December 31, 2009), 3Com Corp. (2.2%), and MPS Group Inc. (1.3%). Some of our weaker performing stocks during the year were Endesa S.A. (0.4%) and H&R Block Inc. (0.1%).

Sincerely yours,

Bruce N. Alpert
February 19, 2010	President
Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI ABC FUND CLASS AAA SHARES,
THE LIPPER U.S. TREASURY MONEY MARKET FUND AVERAGE, AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

							Since
							Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	(5/14/93)
Gabelli ABC Fund
AAA Shares	1.03%	6.03%	3.41%	5.38%	4.98%	6.74%	6.90%
Advisor Shares	0.93	5.83	3.19	5.25	4.91	6.70	6.86
S&P 500 Index	6.04	26.47	(5.62)	0.42	(0.95)	8.04	7.81
Lipper U.S. Treasury Money Market Average	0.01	0.03	1.69	2.26	2.25	3.13	3.16 (b)

In the current prospectus, the Fund’s expense ratios are 0.64% for the Class AAA Shares and 0.89% for the Advisor Class Shares. See page 11 for the expense ratios for the year ended December 31, 2009. The Fund does not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	From April 30, 1993, the date closest to the Fund’s inception for which data is available.

The Gabelli ABC Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2009 through December 31, 2009                                                Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,032.50	0.69%	$3.53
Advisor Class	$1,000.00	$1,031.60	0.94%	$4.81
Hypothetical 5% Return
Class AAA	$1,000.00	$1,021.73	0.69%	$3.52
Advisor Class	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:
The Gabelli ABC Fund

U.S. Government Obligations	65.8%
Telecommunications	5.8%
Health Care	5.6%
Computer Software and Services	4.7%
Consumer Products	4.1%
Business Services	4.0%
Energy and Utilities	2.4%
Transportation	1.8%
Food and Beverage	1.5%
Financial Services	0.9%
Electronics	0.6%
Entertainment	0.5%
Retail	0.3%
Specialty Chemicals	0.3%
Diversified Industrial	0.3%
Cable and Satellite	0.2%
Metals and Mining	0.2%
Wireless Communications	0.1%
Closed-End Funds	0.1%
Aerospace	0.1%
Broadcasting	0.1%
Automotive: Parts and Accessories	0.1%
Hotels and Gaming	0.0%
Automotive	0.0%
Equipment and Supplies	0.0%
Computer Hardware	0.0%
Publishing	0.0%
Consumer Services	0.0%
Communication Equipment	0.0%
Home Furnishings	0.0%
Other Assets and Liabilities (Net)	0.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund
Schedule of Investments — December 31, 2009

Shares/			Market
Units		Cost	Value
	COMMON STOCKS —32.3%
	Aerospace — 0.1%
30,000	Herley Industries Inc.†	$298,215	$416,700

	Automotive — 0.0%
10,000	Ford Motor Co.†	99,920	100,000

	Automotive: Parts and Accessories — 0.1%
10,000	Strattec Security Corp.†	137,268	185,000

	Broadcasting — 0.1%
9,000	Cogeco Inc.	175,303	246,804
787	Granite Broadcasting Corp.†	9,454	0
500	Liberty Media Corp. — Capital, Cl. A†	5,171	11,940
22,000	LIN TV Corp., Cl. A†	30,674	98,120
6,000	Salem Communications Corp., Cl. A†	12,311	35,940

		232,913	392,804

	Business Services — 3.6%
6,000	AMICAS Inc.†	16,460	32,640
9,000	Ascent Media Corp., Cl. A†	212,148	229,770
48,000	Diebold Inc.	1,673,349	1,365,600
400,000	MPS Group Inc.†	5,486,070	5,496,000
600,000	OCE NV†	7,415,332	7,390,226
40,000	The Interpublic Group of Companies Inc.†	260,044	295,200

		15,063,403	14,809,436

	Cable and Satellite — 0.2%
15,000	Cablevision Systems Corp., Cl. A	326,085	387,300
10,001	DIRECTV, Cl. A†	150,340	333,533
32,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	314,560	198,999

		790,985	919,832

	Closed-End Funds — 0.1%
60,000	KKR & Company (Guernsey) LP†	349,003	510,000

	Computer Hardware — 0.0%
100	International Business Machines Corp.	13,271	13,090

	Computer Software and Services — 4.3%
10,000	Affiliated Computer Services Inc., Cl. A†	530,564	596,900
2,000	Fidelity National Information Services Inc.	29,237	46,880
3,000	i2 Technologies Inc.†	41,165	57,360
8,000	Mentor Graphics Corp.†	70,925	70,640
40,000	SanDisk Corp.†	436,490	1,159,600
500	Starlims Technologies Ltd.	6,903	6,945
1,215,000	StorageNetworks Inc., Escrow† (a)	0	36,450
1,600,000	Sun Microsystems Inc.†	14,766,116	14,992,000
50,000	Yahoo! Inc.†	1,430,909	839,000

		17,312,309	17,805,775

	Consumer Products — 4.1%
178,600	Chattem Inc.†	16,636,780	16,663,380
1,000	FGX International Holdings Ltd.†	19,455	19,590
13,000	Harman International Industries Inc.	433,899	458,640
24,000	Heelys Inc.†	99,385	52,320

		17,189,519	17,193,930

	Consumer Services — 0.0%
1,000	Keystone North America Inc.	7,494	7,573

	Diversified Industrial — 0.2%
7,000	Katy Industries Inc.†	21,443	12,250
18,000	Myers Industries Inc.	290,832	163,800
265,000	National Patent
	Development Corp.† (b)	662,500	424,000
4,000	Quixote Corp.†	25,412	25,480
65,000	WHX Corp.†	631,731	156,000

		1,631,918	781,530

	Electronics — 0.6%
7,000	A123 Systems Inc.†	94,500	157,080
70,000	Alliance Semiconductor Corp.	242,831	15,400
95,800	California Micro Devices Corp.†	448,569	451,218
20,000	Chartered Semiconductor Manufacturing Ltd., ADR† (a)	368,871	381,400
55,000	Emulex Corp.†	529,645	599,500
21,000	International Rectifier Corp.†	358,789	464,520
11,900	Merrimac Industries Inc.†	189,686	189,329
20,000	MoSys Inc.†	76,506	78,400
2,000	Texas Instruments Inc.	34,459	52,120

		2,343,856	2,388,967

	Energy and Utilities — 2.2%
7,000	Anadarko Petroleum Corp.	285,895	436,940
297,100	Dragon Oil plc†	1,837,412	1,864,313
3,000	Encore Acquisition Co.†	135,851	144,060
44,000	Endesa SA	1,128,970	1,510,357
42,000	GDF Suez, Strips	0	60
80,000	Great Plains Energy Inc.	1,349,637	1,551,200
12,063	Mirant Corp.†	204,052	184,202
250,000	Mirant Corp., Escrow† (a)	0	0
10,000	Northeast Utilities	202,296	257,900
56,000	NorthWestern Corp.	1,587,656	1,457,120
See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
45,000	NRG Energy Inc.†	$1,087,448	$1,062,450
1,000	Origin Energy Ltd.	15,738	15,109
25,000	Progress Energy Inc., CVO†	13,000	3,750
20,000	Tullow Oil plc	382,556	421,566
95,000	WesternZagros Resources Ltd.†	350,101	69,943

		8,580,612	8,978,970

	Entertainment — 0.5%
1,001	Chestnut Hill Ventures† (a)	3,749	33,764
4,000	Discovery Communications Inc., Cl. A†	80,563	122,680
2,500	Discovery Communications Inc., Cl. C†	41,561	66,300
1,000	Liberty Media Corp. — Starz, Cl. A†	16,705	46,150
160,000	Take-Two Interactive Software Inc.†	2,873,863	1,608,000

		3,016,441	1,876,894

	Equipment and Supplies — 0.0%
25,000	Baldwin Technology Co. Inc., CL. A†	59,500	32,500
60	Hexpol AB†	881	725

		60,381	33,225

	Financial Services — 0.9%
31,400	AllianceBernstein Holding LP	726,039	882,340
2,000	Argo Group International Holdings Ltd.†	52,801	58,280
48,000	Artio Global Investors Inc.†	1,236,434	1,223,520
1,000	Central Jersey Bancorp†	6,204	2,980
14,000	H&R Block Inc.	254,698	316,680
2,200	Leucadia National Corp.†	22,128	52,338
4,000	PNC Financial Services Group Inc.	116,300	211,160
2,000	Provident New York Bancorp	30,603	16,880
70,000	SLM Corp.†	1,227,235	788,900
2,000	Willis Group Holdings Ltd.	57,760	52,760

		3,730,202	3,605,838

	Food and Beverage — 1.5%
20,000	Cadbury plc, ADR	1,030,293	1,027,800
20,000	Corn Products International Inc.	435,654	584,600
70,000	Diedrich Coffee Inc.†	2,004,851	2,439,500
500	Genesee Corp., Cl. A† (a)	0	0
12,200	Genesee Corp., Cl. B† (a)	1,020	0
2,000	PepsiAmericas Inc.	57,000	58,520
7,650	Pernod-Ricard SA	594,876	657,011
12,000	Remy Cointreau SA	569,822	612,498
70,000	Sara Lee Corp.	672,921	852,600

		5,366,437	6,232,529

	Health Care —5.6%
468	Allergan Inc.	27,202	29,489
60,000	Allion Healthcare Inc.†	391,176	393,600
6,000	ArthroCare Corp.†	100,130	142,200
3,500	Biogen Idec Inc.†	180,806	187,250
20,000	Crucell NV, ADR†	397,443	403,600
110,000	Facet Biotech Corp.†	1,873,434	1,933,800
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	0	1,740
300,000	IMS Health Inc.	6,326,925	6,318,000
30,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	33,000
500	Mead Johnson Nutrition Co. Cl. A	12,000	21,850
38,000	Merck & Co. Inc.	793,581	1,388,520
2,000	QuadraMed Corp.†	16,680	16,780
1,000	UCB SA	25,081	43,336
240,000	Varian Inc.†	12,295,907	12,369,600

		22,440,365	23,282,765

	Hotels and Gaming — 0.0%
2,000	Las Vegas Sands Corp.†	9,887	29,880
10,000	MGM Mirage†	19,308	91,200

		29,195	121,080

	Metals and Mining — 0.2%
13,000	Alcoa Inc.	117,140	209,560
20,000	Canplats Resources Corp.†	90,932	98,102
4,000	Corriente Resources Inc., Cl. A†	32,720	32,624
3,000	Freeport-McMoRan Copper & Gold Inc.†	125,139	240,870
10,000	Gold Fields Ltd., ADR	127,424	131,100
4,000	International Royalty Corp.	26,865	28,800
8,000	NovaGold Resources Inc.†	22,280	49,040
2,000	Uranium One Inc.†	13,955	5,775

		556,455	795,871

	Publishing — 0.0%
1,000	PagesJaunes Groupe	10,651	11,182

	Retail — 0.2%
50,000	Denny’s Corp.†	149,592	109,500
1,000	Landry’s Restaurants Inc.†	13,599	21,290
25,000	Macy’s Inc.	403,740	419,000
4,000	Pier 1 Imports Inc.†	27,590	20,360
1,000	Saks Inc.†	1,720	6,560
20,000	The Great Atlantic & Pacific Tea Co. Inc.†	159,554	235,800

		755,795	812,510

	Specialty Chemicals — 0.1%
1,000	CF Industries Holdings Inc.	72,632	90,780
2,000	ICO Inc.	13,326	14,620
2,000	Monsanto Co.	161,517	163,500

		247,475	268,900

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications — 5.8%
1,200,000	3Com Corp.†	$8,988,455	$9,000,000
320,000	Asia Satellite Telecommunications Holdings Ltd.	729,145	453,994
26,000	BCE Inc.	524,676	717,860
20,000	Corning Inc.	225,787	386,200
90,000	Portugal Telecom SGPS SA	1,045,773	1,099,245
425,000	Tandberg ASA	12,387,031	12,111,817
3,000	Telegroup Inc.† (a)	31	0
7,000	Telephone & Data
	Systems Inc.	206,831	237,440
5,000	Verizon Communications Inc.	177,034	165,650

		24,284,763	24,172,206

	Transportation — 1.8%
1,000	AMR Corp.†	7,695	7,730
60,000	Burlington Northern Santa Fe Corp.	5,862,346	5,917,200
20,000	Smit International NV	1,745,193	1,727,425

		7,615,234	7,652,355

	Wireless Communications — 0.1%
500	American Tower Corp., Cl. A†	7,707	21,605
20,000	AS Eesti Telekom	168,960	170,305
14,000	Metricom Inc.†	1,680	1
8,000	United States Cellular Corp.†	303,716	339,280
50,000	Winstar Communications Inc.† (a)	2,125	50

		484,188	531,241

	TOTAL COMMON STOCKS	132,648,268	133,900,203

	PREFERRED STOCKS — 0.0%
	Communications Equipment— 0.0%
	RSL Communications Ltd.
1,000	7.500%, Cv. Pfd.† (a)(b)(c)	93	0
2,000	7.500%, Cv. Pfd., Ser. A† (a)	185	0

		278	0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc., 12.000% Pfd.† (a)	4,750	0

	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	164,359	222,000

	TOTAL PREFERRED STOCKS	169,387	222,000

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	14,912	57

	Broadcasting — 0.0%
1,969	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	2
1,969	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	2

		0	4

	TOTAL WARRANTS	14,912	61

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.2%
	Business Services — 0.4%
$1,500,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,373,281	1,498,125

	Computer Software and Services — 0.4%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,296,213	1,677,500

	Diversified Industrial — 0.1%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14 (b)	200,000	231,500

	Retail — 0.1%
500,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	486,009	482,500

	Specialty Chemicals — 0.2%
950,000	Ferro Corp., Cv., 6.500%, 08/15/13	581,080	847,875

	TOTAL CONVERTIBLE
	CORPORATE BONDS	3,936,583	4,737,500

	CORPORATE BONDS — 0.2%
	Computer Software and Services — 0.0%
100,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/10† (a)	2,250	2,250

	Consumer Products — 0.0%
3,600,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/10† (a)	0	0

	Energy and Utilities — 0.2%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	706,456	815,000

	TOTAL CORPORATE BONDS	708,706	817,250

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2009

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 65.8%
	U.S. Treasury Bills — 50.5%
$209,838,000	U.S. Treasury Bills, 0.041% to 0.289%††, 01/14/10 to 06/03/10	$209,771,993	$209,790,892

	U.S. Treasury Cash Management Bills — 13.1%
54,600,000	U.S. Treasury Cash Management Bills, 0.101% to 0.170%††, 04/01/10 to 06/17/10	54,576,872	54,579,185

	U.S. Treasury Notes — 2.2%
8,755,000	U.S. Treasury Note, 4.125%, 08/15/10	8,963,351	8,962,590

	TOTAL U.S. GOVERNMENT OBLIGATIONS	273,312,216	273,332,667

	TOTAL INVESTMENTS — 99.5%	$410,790,072	413,009,681

	Other Assets and Liabilities (Net) — 0.5%		2,080,364

	NET ASSETS — 100.0%		$415,090,045

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $486,918 or 0.12% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $655,500 or 0.16% of net assets.

(c)	Illiquid security.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

CVR	Contingent Value Rights

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2009.
See accompanying notes to financial statements.

The Gabelli ABC Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at value (cost $410,790,072)	$413,009,681
Cash	71,269
Receivable for Fund shares sold	4,508,176
Dividends and interest receivable	297,394
Prepaid expenses	49,964

Total Assets	417,936,484

Liabilities:
Payable for investments purchased	2,297,535
Payable for Fund shares redeemed	183,668
Payable for investment advisory fees	176,334
Payable for distribution fees	35,904
Payable for accounting fees	11,250
Other accrued expenses	141,748

Total Liabilities	2,846,439

Net Assets applicable to 42,910,367 shares outstanding	$415,090,045

Net Assets Consist of:
Paid-in capital	$414,587,677
Accumulated net investment income	18,187
Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(1,735,903)
Net unrealized appreciation on investments	2,219,609
Net unrealized appreciation on foreign currency translations	475

Net Assets	$415,090,045

Shares of Capital Stock:
Class AAA:
Net Asset Value, offering, and redemption price per share ($244,254,653 ÷ 25,202,273 shares outstanding, at $0,001 par value; 500,000,000 shares authorized)	$9.69

Advisor Class:
Net Asset Value, offering, and redemption price per share ($170,835,392 ÷ 17,708,094 shares outstanding, each class at $0,001 par value; 500,000,000 shares authorized)	$9.65

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $40,938)	$1,014,504
Interest	909,716

Total Investment Income	1,924,220

Expenses:
Investment advisory fees	1,591,554
Distribution fees — Advisor Class	302,293
Shareholder services fees	141,869
Registration expenses	102,841
Custodian fees	74,661
Shareholder communications expenses	72,499
Accounting fees	45,000
Legal and audit fees	36,977
Directors’ fees	12,000
Tax expense	4,114
Interest expense	269
Miscellaneous expenses	34,480

Total Expenses	2,418,557

Less:
Advisory fee reduction on unsupervised assets (Note 4)	(2,706)
Custodian fee credits	(89)

Total Reductions and Credits	(2,795)

Net Expenses	2,415,762

Net Investment Loss	(491,542)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and
Foreign Currency:
Net realized gain on investments	6,824,660
Net realized loss on foreign currency transactions	(423,644)

Net realized gain on investments and foreign currency transactions	6,401,016

Net change in unrealized appreciation:
on investments	14,922,102
on swap contracts	127
on foreign currency translations	568

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	14,922,797

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	21,323,813

Net Increase in Net Assets Resulting from Operations	$20,832,271

See accompanying notes to financial statements.

The Gabelli ABC Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income/(loss)	$(491,542)	$2,345,385
Net realized gain on investments, swap contracts, and foreign currency transactions	6,401,016	2,924,921
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	14,922,797	(12,712,007)

Net lncrease/(Decrease) in Net Assets Resulting from Operations	20,832,271	(7,441,701)

Distributions to Shareholders:
Net investment income
Class AAA	—	(1,265,491)
Advisor Class	—	(414,228)

	—	(1,679,719)

Net realized gain
Class AAA	(3,723,118)	(2,247,640)
Advisor Class	(2,560,621)	(831,479)

	(6,283,739)	(3,079,119)

Return of capital
Class AAA	(1,185)	—
Advisor Class	(815)	—

	(2,000)	—

Total Distributions to Shareholders	(6,285,739)	(4,758,838)

Capital Share Transactions:
Class AAA	105,820,217	(36,121,173)
Advisor Class	115,556,754	44,217,497

Net Increase in Net Assets from Capital Share Transactions	221,376,971	8,096,324

Redemption Fees	1,989	714

Net Increase/(Decrease) in Net Assets	235,925,492	(4,103,501)

Net Assets:
Beginning of period	179,164,553	183,268,054

End of period (including undistributed net investment income of $18,187 and $129, respectively)	$415,090,045	$179,164,553

See accompanying notes to financial statements.

The Gabelli ABC Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

			Income											Ratios to Average Net Assets/
		from Investment Operations			Distributions								Supplemental Data
			Net
			Realized							Net				Operating	Operating
	Net Asset	Net	and	Total		Net				Asset		Net Assets,	Net	Expenses	Expenses
	Value,	Investment	Unrealized	from	Net	Realized	Return			Value,		End of	Investment	Before	Net of	Portfolio
Period Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	Period	Income	Fees	Fees	Turnover
December 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Capital(b)	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)	Waived	Waived(c)(d)	Rate††
Class AAA
2009	$9.28	$(0.01)	$0.57	$0.56	—	$(0.15)	$(0.00)	$(0.15)	$0.00	$9.69	6.0%	$244,255	(0.06)%	0.66%	0.66%	472%
2008	9.80	0.11	(0.37)	(0.26)	$(0.09)	(0.17)	—	(0.26)	0.00	9.28	(2.6)	129,687	1.11	0.64	0.64	472
2007	10.00	0.16	0.55	0.71	(0.17)	(0.74)	—	(0.91)	0.00	9.80	7.1	176,322	1.50	0.79	0.65	204
2006	9.85	0.30	0.88	1.18	(0.26)	(0.77)	—	(1.03)	0.00	10.00	12.0	154,776	2.44	1.14	0.64	190
2005	9.85	0.17	0.32	0.49	(0.15)	(0.34)	—	(0.49)	0.00	9.85	5.0	176,989	1.26	1.14	0.64	127
Advisor Class (e)
2009	$9.26	$(0.03)	$0.57	$0.54	—	$(0.15)	$(0.00)	$(0.15)	$0.00	$9.65	5.8%	$170,835	(0.32)%	0.91%	0.91%	472%
2008	9.79	0.09	(0.37)	(0.28)	$(0.08)	(0.17)	—	(0.25)	0.00	9.26	(2.8)	49,478	0.92	0.89	0.89	472
2007	10.33	0.12	0.24	0.36	(0.16)	(0.74)	—	(0.90)	0.00	9.79	3.5	6,946	1.74 (f)	0.89 (f)	0.92 (f)	204

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 439%, 394%, and 302%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the years ended December 31, 2008, 2007, 2006, and 2005 would have been 0.63%, 0.63%, 0.62%, and 0.62%, respectively, for Class AAA. The expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.88% and 0.89%, respectively, for the Advisor Class. For the year ended December 31, 2009, the effect of the custodian fee credits was minimal.

(d)	The Fund incurred interest expense during the years ended December 31, 2007 and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.63% and 0.61% for Class AAA, and 0.88% for the period ended December 31, 2007 for the Advisor Class. For the years ended December 31, 2009 and 2008, the effect of interest expense was minimal.

(e)	Advisor Class Shares were initially offered on May 1, 2007.

(f)	Annualized.
See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements
1. Organization. The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc. (the “Corporation”), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993. On February 21, 2007, the Board of Directors (the “Board”) reclassified the Fund’s shares into Class AAA Shares and Advisor Class Shares and reallocated the authorized shares evenly between these Share Classes. Advisor Class Shares were first issued on May 1, 2007.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$17,769,325	—	$36,450	$17,805,775
Electronics	2,007,567	$381,400	—	2,388,967
Energy and Utilities	8,978,970	—	0	8,978,970
Entertainment	1,843,130	—	33,764	1,876,894
Food and Beverage	6,232,529	—	0	6,232,529
Health Care	23,249,765	—	33,000	23,282,765
Telecommunications	24,172,206	—	0	24,172,206
Wireless Communications	531,191	—	50	531,241
Other Industries (a)	48,630,856	—	—	48,630,856

Total Common Stocks	133,415,539	381,400	103,264	133,900,203

Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Telecommunications	222,000	—	—	222,000

Total Preferred Stocks	222,000	—	—	222,000

Warrants:
Automotive: Parts and Accessories	57	—	—	57
Broadcasting	—	4	—	4

Total Warrants	57	4	—	61

Convertible Corporate Bonds	—	4,737,500	—	4,737,500
Corporate Bonds	—	817,250	0	817,250
U.S. Government Obligations	—	273,332,667	—	273,332,667

TOTAL INVESTMENTS IN SECURITIES	$133,637,596	$279,268,821	$103,264	$413,009,681

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$36,450	$—	$—	$—	$—	$—	$36,450	$—
Energy and Utilities	8,250	—	—	—	—	(8,250)	0	—
Entertainment	33,714	—	—	50	—	—	33,764	50
Food and Beverage	0	—	—	—	—	—	0	—
Healthcare	—	—	—	33,000	0	—	33,000	33,000
Metals and Mining	0	—	(11,858)	11,858	0	—	—	—
Telecommunications	0	—	—	—	—	—	0	—
Wireless Communications	50	—	—	—	—	—	50	—

Total Common Stocks	78,464	—	(11,858)	44,908	0	(8,250)	103,264	33,050

Preferred Stocks:
Communications Equipment	0	—	—	—	—	—	0	—
Home Furnishings	0	—	—	—	—	—	0	—

Total Preferred Stocks	0	—	—	—	—	—	0	—

Warrants:
Consumer Products	1	—	(45,461)	45,460	0	—	—	—

Total Warrants	1	—	(45,461)	45,460	0	—	—	—

Convertible Corporate Bonds	0	—	4,293	—	(4,293)	—	—	—
Corporate Bonds	0	—	(4,000)	4,000	0	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$78,465	$—	$(57,026)	$94,368	$(4,293)	$(8,250)	$103,264	$33,050

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. The Fund held an equity contract for difference swap through January 5, 2009, with an average notional amount of approximately $30,857. At December 31, 2009, there were no open contracts for difference swap agreements.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net change in unrealized appreciation on swap contracts.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2009.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund, including the Fund’s use of the tax accounting practice known as equalization, the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction for federal income tax purposes. For the year ended December 31, 2009, reclassifications were made to decrease accumulated net investment loss by $509,600 and to increase

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $505,484, with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$6,283,739	$4,758,838
Return of capital	2,000	—

Total distributions paid	$6,285,739	$4,758,838

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$503,436
Other temporary differences*	(1,068)

Total	$502,368

*	Other temporary differences are primarily due to basis adjustments from investments in hybrid securities.
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$412,506,720	$7,321,919	$(6,818,958)	$502,961
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any interest or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $1,000 plus $250 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $250 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $1,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $2,706.
5. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Advisor Class Share Plan, payment is authorized to Gabelli & Company at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.
6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $475,279,658 and $457,730,012, respectively.
Purchases and sales of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $8,967,035 and $4,260,000, respectively.
7. Transactions with Affiliates. During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $170,199 to Gabelli & Company.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
8. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the federal funds rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2009, there were no borrowings under the line of credit.
9. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the distributor.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $1,989 and $714, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	16,204,336	$153,601,662	6,319,768	$61,917,062
Shares issued upon reinvestment of distributions	381,604	3,701,562	382,948	3,492,478
Shares redeemed	(5,358,745)	(51,483,007)	(10,716,067)	(101,530,713)

Net increase/(decrease)	11,227,195	$105,820,217	(4,013,351)	$(36,121,173)

Advisor Class
Shares sold	21,179,688	$199,795,489	6,231,694	$59,475,901
Shares issued upon reinvestment of distributions	136,975	1,321,809	84,013	764,517
Shares redeemed	(8,951,165)	(85,560,544)	(1,682,245)	(16,022,921)

Net increase	12,365,498	$115,556,754	4,633,462	$44,217,497

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
Gabelli Investor Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 25, 2010

The Gabelli ABC Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3]:
Mario J. Gabelli Director and Chief Investment Officer Age: 67	Since 1993	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 74	Since 1993	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 66	Since 1993	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Mary E. Hauck Director Age: 67	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 41	Since 2009	9	President of Advanced Polymer, Inc.	—

Werner J. Roeder, MD Director Age: 69	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli ABC Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.
2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2009, the Fund paid to shareholders an ordinary income distribution (comprised of net investment income and short-term capital gains) totaling $0.150 and $0.150 per share for Class AAA and Advisor Class, respectively. For the year ended December 31, 2009, 9.50% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 16.74% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli ABC Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc.	Mary E. Hauck Former Senior Portfolio Manager Gabelli-O’Connor Fixed Income Mutual Fund Management Co.

Anthony J. Colavita President Anthony J. Colavita, P.C.	Kuni Nakamura President Advanced Polymer, Inc.

Vincent D. Enright Former Senior Vice President and Chief Financial Officer KeySpan Corp.	Werner J. Roeder, MD Medical Director Lawrence Hospital
Officers

Bruce N. Alpert	Peter D. Goldstein
President and Secretary	Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB408Q409AR
The Gabelli ABC Fund
Morningstar® rated The Gabelli ABC Fund Class AAA
Shares 5 stars overall and 5 stars for the three and five
year periods and 4 stars for the ten year period ended
December 31, 2009 among 369, 369, 303, and 152
Mid-Cap Blend funds, respectively.
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,200 for 2008 and $30,600 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/8/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/8/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/8/10

*	Print the name and title of each signing officer under his or her signature.